UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

	123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
	(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant Section 13(a) of the Exchange Act.  ☐

Item 8.01 — Other Events
SandRidge Energy Inc., (the "Company") will be relying on the U.S. Securities and Exchange Commission’s Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465), to extend the deadline by up to 45 days for the filing of its Quarterly Report on Form 10-Q for the period ending March 31, 2020, (the "Form 10-Q") due to the circumstances related to the COVID-19 pandemic. In particular, COVID-19 has caused the Company’s headquarters in Oklahoma City, Oklahoma to close due to suggested and mandated stay-at-home orders. In addition, the Company issued a work from home policy to protect its employees and others from potential virus transmission. The office closure and work from home policy have resulted in limited availability of key personnel required to assist in the preparation of the Form 10-Q. The Company is in the process of working on a remote basis to file the Form 10-Q as quickly as possible. Notwithstanding the foregoing, the Company expects to file the Form 10-Q no later than June 25, 2020 (which is the next business day after 45 days from the Form 10-Q's original filing deadline).
Additionally, the Company supplemented the risk factor disclosure contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on February 27, 2020, for the foregoing matter. The supplemental risk factor was included in “Item 8.01 — Other Events” of the Form 8-K filed with the Securities and Exchange Commission on April 20, 2020, which is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: May 8, 2020	By:	/s/ Michael A. Johnson

Michael A. Johnson
Senior Vice President and Chief Financial Officer